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                                                                   EXHIBIT 10(i)

                                                               SHELL OIL COMPANY

                                                         ONE SHELL PLAZA
                                                         P. O. BOX 2463
                                                         HOUSTON, TEXAS
77252-2463

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C. J. SHEARER                      J. E. KREBS                             P. L. CUNEO
VICE PRESIDENT                     PRESIDENT                               DIRECTOR OF TECHNOLOGY
SHELL CHEMICAL COMPANY             SHELL E&P TECHNOLOGY COMPANY,           SHELL OIL PRODUCTS COMPANY
WESTHOLLOW TECHNOLOGY CENTER       A DIVISION OF SHELL                     WESTHOLLOW TECHNOLOGY CENTER
                                   EXPLORATION & PRODUCTION COMPANY
                                   BELLAIRE TECHNOLOGY CENTER
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February 5, 1998
                                                              Our Ref: STVP LGVP
Shell Internationale Research Maatschappij, B. V.
P. O. Box 162
30 Carel van Bylandtlaan
The Hague 2501, The Netherlands

Gentlemen:

SUBJECT: AGREEMENT FOR RESEARCH SERVICES

This refers to the Agreement dated January 1, 1960, between Shell Oil Company and Shell Internationale Research Maatschappij, B.V. entitled "Agreement for Research Services," as amended.

Programs and budget for the year 1998 having been exchanged in accordance with paragraph 9 of said Agreement, and the parties having agreed to the factors referred to in subparagraph 10 (c) we now wish to confirm the understanding with you that said Agreement, as amended, shall be continued for the calendar year 1998, with the amount of the monthly payment to be determined and paid according to the terms of said Agreement.

Please indicate your concurrence to the continuation of the said Agreement on the basis indicated above by executing both of the executed letters enclosed and returning one of them to us and retaining the other for your files.

                               Yours very truly,
                    For and on behalf of Shell Oil Company:

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Shell Chemical Company                 Shell E&P Technology Company a         Shell Oil Products Company
                                         division of Shell Exploration &
                                         Production

By:    /s/ C. J. SHEARER               By:    /s/ J. E. KREBS                 By:    /s/ P. L. CUNEO
    -------------------------------    -----------------------------------    -----------------------------------
           C. J. Shearer                          J. E. Krebs                            P. L. Cuneo
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Accepted and Agreed to:

Shell Internationale Research Maatschappij, B. V.

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By:    /s/ B. STOUTHAMER               By:    /s/ T. N. WARREN                By:    /s/ G. J. VAN LUIJK
    -------------------------------    -----------------------------------    -----------------------------------
           B. Stouthamer                          T. N. Warren                           G. J. Van Luijk
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